Note 3 - Government Grants	12 Months Ended
Dec. 31, 2012
Government Grants [Abstract]
Government Grants [Text Block]
3.           Government Grants

NIH Grants

In September 2007, the NIH awarded us an Integrated Preclinical/Clinical AIDS Vaccine Development (IPCAVD) grant to support our HIV/AIDS vaccine program.  We are utilizing this funding to further our HIV/AIDS vaccine development, optimization and production.  The original project period for the grant covered a five year period ending in August 2012, but was extended for an additional one year period.  The aggregate award totaled $20.4 million, with approximately $1.6 million remaining and available for use as of December 31, 2012.

In September 2012, the NIH awarded us an additional grant of $1.9 million to support development of versions of our HIV/AIDS vaccines to address the clade C subtype of the HIV virus prevalent in the developing world.  The project period of this grant covers a one year period ending in August 2013.  There is approximately $1.4 million from this grant remaining and available for use as of December 31, 2012.

We record revenue associated with these grants as the related costs and expenses are incurred and such revenue is reported as a separate line item in our statements of operations.  During 2012, 2011, and 2010, we recorded $2,657,327, $4,899,885, and $4,940,778, respectively, of revenue associated with these grants.

QTDP Grant

In November 2010, we were awarded a one-time grant of $244,479 pursuant to the Qualifying Therapeutic Discovery Project (QTDP) program enacted as part of the Patient Protection and Affordable Care Act of 2010.  The QTDP program was intended to provide incentive to smaller companies who are focusing on innovative therapeutic discoveries.  We received the full amount of the grant during 2010, which is recorded as revenue for 2010 in the accompanying Consolidated Statement of Operations.